UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2012

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2012, Encore Capital Group, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Restated Credit Agreement”), by and among the Company, the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and SunTrust Bank, as administrative agent and collateral agent. The Restated Credit Agreement amended and restated in its entirety the prior Credit Agreement, dated as of February 8, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the lenders provided a $555.5 million revolving credit facility to the Company. The Restated Credit Agreement bifurcates the prior revolving credit facility into a new term loan facility tranche of $150 million and a revolving credit facility tranche of $425 million. The maturities of both facilities are five years, except with respect to a $50 million subtranche of the term loan facility, which has a three-year maturity. The Restated Credit Agreement also includes provisions allowing the Company to request incremental loan facilities advances of up to $200 million in order to increase its ability to finance portfolio purchases of accounts receivable. The covenants in the Restated Credit Agreement are substantially similar to the covenants in the Existing Credit Agreement, except that the Restated Credit Agreement modifies certain provisions to increase the levels of certain permitted indebtedness and capital expenditures and make other changes to allow the Company to continue to expand the business operations of the Company and its subsidiaries.

In connection with the Restated Credit Agreement, on November 5, 2012, the Company and certain of its subsidiaries also entered into a Second Amended and Restated Pledge and Security Agreement with SunTrust Bank, as collateral agent, and the subsidiaries entered into an Amended and Restated Guaranty with SunTrust Bank, as administrative agent, in order to continue to provide the lenders with a security interest in all or substantially all of the Company’s assets.

In connection with the Restated Credit Agreement, on November 5, 2012, the Company and certain of its subsidiaries also entered into an Amended and Restated Intercreditor Agreement (the “Restated Intercreditor Agreement”) with SunTrust Bank, as administrative agent for the lenders under the Restated Credit Agreement, and the holders of the Company’s 7.75% Senior Secured Notes due 2017 and 7.375% Senior Secured Notes due 2018 (collectively, the “Notes”). The Notes were issued pursuant to the Amended and Restated Senior Secured Note Purchase Agreement, dated as of February 10, 2011, between the Company, on the one hand, and The Prudential Insurance Company of America, Pruco Life Insurance Company, Prudential Retirement Insurance and Annuity Company and Prudential Annuities Life Assurance Corporations, on the other hand (as amended, supplemented or otherwise modified prior to the date hereof, the “Note Purchase Agreement”). The Restated Intercreditor Agreement amended and restated in its entirety the prior Intercreditor Agreement, dated as of February 8, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Intercreditor Agreement”). The purpose of the Restated Intercreditor Agreement was to align the provisions in the Existing Intercreditor Agreement with the Restated Credit Agreement insofar as they relate to the relative priority of payments and other rights among the secured parties.

On November 5, 2012, the Company, the holders of the Notes, and SunTrust Bank, as collateral agent and administrative agent, entered into Amendment No. 2 to the Note Purchase Agreement (the “NPA Amendment”) for the purpose of aligning the covenants in the Note Purchase Agreement with modified covenants in the Restated Credit Agreement.

The foregoing summary of the Restated Credit Agreement, Second Amended and Restated Pledge and Security Agreement, Amended and Restated Guaranty, Restated Intercreditor Agreement and NPA Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this report and incorporated herein by reference.

On November 5, 2012, the Company issued a press release announcing the execution of the Restated Credit Agreement and related documents. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The information provided above under Item 1.01 is hereby incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of November 5, 2012, by and among the Company, the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and SunTrust Bank, as administrative agent and collateral agent.

10.2	Second Amended and Restated Pledge and Security Agreement, dated as of November 5, 2012, by and among the Company, certain of its subsidiaries and SunTrust Bank, as collateral agent.

10.3	Amended and Restated Guaranty, dated as of November 5, 2012, by and among certain subsidiaries of the Company and SunTrust Bank, as administrative agent.

10.4	Amended and Restated Intercreditor Agreement, dated as of November 5, 2012, by and among the Company, certain of its subsidiaries, SunTrust Bank, as administrative agent for the lenders, and the holders of the Company’s

7.75% Senior Secured Notes due 2017 and 7.375% Senior Secured Notes due 2018.

10.5	Amendment No. 2 to Note Purchase Agreement, dated as of November 5, 2012, by and among the Company, the holders of the Company’s 7.75% Senior Secured Notes due 2017 and 7.375% Senior Secured Notes due 2018, and SunTrust Bank, as collateral agent and administrative agent.

99.1	Press release issued by the Company on November 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: November 7, 2012	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of November 5, 2012, by and among the Company, the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and SunTrust Bank, as administrative agent and collateral agent.

10.2	Second Amended and Restated Pledge and Security Agreement, dated as of November 5, 2012, by and among the Company, certain of its subsidiaries and SunTrust Bank, as collateral agent.

10.3	Amended and Restated Guaranty, dated as of November 5, 2012, by and among certain subsidiaries of the Company and SunTrust Bank, as administrative agent.

10.4	Amended and Restated Intercreditor Agreement, dated as of November 5, 2012, by and among the Company, certain of its subsidiaries, SunTrust Bank, as administrative agent for the lenders, and the holders of the Company’s 7.75% Senior Secured Notes due 2017 and 7.375% Senior Secured Notes due 2018.

10.5	Amendment No. 2 to Note Purchase Agreement, dated as of November 5, 2012, by and among the Company, the holders of the Company’s 7.75% Senior Secured Notes due 2017 and 7.375% Senior Secured Notes due 2018, and SunTrust Bank, as collateral agent and administrative agent.

99.1	Press release issued by the Company on November 5, 2012.